EXHIBIT 10.2












                  REGISTRATION RIGHTS AGREEMENT

                    Dated as of July 15, 1994

                           by and among

               ALEXANDER & ALEXANDER SERVICES INC.

                               and

            THE PURCHASERS WHO ARE SIGNATORIES HERETO

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                        TABLE OF CONTENTS
                        -----------------


                                                             Page
                                                             ----

SECTION 1.     DEFINITIONS  . . . . . . . . . . . . . . . .    1
               -----------

SECTION 2.     REGISTRATION RIGHTS  . . . . . . . . . . . .    5
               -------------------
               2.1  Demand Registration Rights  . . . . . .    5
               2.2  Incidental Registration . . . . . . . .    7
               2.3  Supplements and Amendments  . . . . . .    8
               2.4  Restrictions on Public Sale by
                    the Company and Others  . . . . . . . .    9
               2.5  Underwritten Registrations  . . . . . .   10
               2.6  Registration Procedures . . . . . . . .   11
               2.7  Registration Expenses . . . . . . . . .   18
               2.8  Rule 144  . . . . . . . . . . . . . . .   20

SECTION 3.     INDEMNIFICATION  . . . . . . . . . . . . . .   20
               ---------------
               3.1  Indemnification by the Company  . . . .   20
               3.2  Indemnification by Holder of
                    Registrable Securities  . . . . . . . .   21
               3.3  Conduct of Indemnification
                    Proceeding  . . . . . . . . . . . . . .   22
               3.4  Contribution  . . . . . . . . . . . . .   23
               3.5  Other Indemnities . . . . . . . . . . .   24

SECTION 4.     MISCELLANEOUS  . . . . . . . . . . . . . . .   24
               -------------
               4.1  Remedies  . . . . . . . . . . . . . . .   24
               4.2  No Inconsistent Agreements  . . . . . .   24
               4.3  Amendments and Waivers  . . . . . . . .   24
               4.4  Notices . . . . . . . . . . . . . . . .   25
               4.5  Successors and Assigns  . . . . . . . .   25
               4.6  Counterparts  . . . . . . . . . . . . .   25
               4.7  Headings  . . . . . . . . . . . . . . .   25
               4.8  Governing Law . . . . . . . . . . . . .   26
               4.9  Severability  . . . . . . . . . . . . .   26
               4.10 Entire Agreement  . . . . . . . . . . .   26
               4.11 Attorneys' Fees . . . . . . . . . . . .   26
               4.12 Securities Held by the Company
                    or Its Subsidiaries . . . . . . . . . .   26

Signature Pages. . .  . . . . . . . . . . . . . . . . . . .  S-1

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                   REGISTRATION RIGHTS AGREEMENT
                   -----------------------------


        This Registration Rights Agreement (the "Agreement"), dated as of July 15, 1994, by and among ALEXANDER & ALEXANDER SERVICES INC., a Maryland corporation (or any successor, the "Company"), and the purchasers whose signatures appear on the execution pages of this Agreement (each a "Purchaser" and collectively, the "Purchasers").

        This Agreement is entered into in connection with the Stock Purchase and Sale Agreement, dated as of June 6, 1994, among the Company and American International Group, Inc. (the "Purchase Agreement"), relating to the issuance and sale by the Company of an aggregate of 4,000,000 shares of the Company's 8% Series B Cumulative Convertible Preferred Stock, par value $1.00 per share (together with additional shares of such Preferred Stock issued as dividends thereon, the "Preferred Stock"). In order to induce the purchaser party thereto to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the equal benefit of each of the Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to each Purchaser's obligation to purchase the Preferred Stock under the Purchase Agreement.

        The parties hereby agree as follows:

SECTION 1.  DEFINITIONS
            -----------

        Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

        "Advice" has the meaning set forth in the last paragraph of
         ------
Section 2.6.

        "Affiliate" means, when used with reference to any Person,
         ---------
any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be, or any Person who beneficially owns, directly or indirectly, 5% or more of the equity interests of such Person or warrants, options or other rights to acquire or hold more than 5% of any class of equity interests of such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms

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                               -2-



"affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agreement" has the meaning set forth in the first
         ---------
paragraph of this Agreement.

        "Articles Supplementary" means the Articles Supplementary
         ----------------------
of the Company classifying the Preferred Stock filed by the Company with the State Department of Assessments and Taxation of the State of Maryland on July 15, 1994, which Articles Supplementary is substantially in the form of Exhibit 2 to the Purchase Agreement.

        "Charter" means the Articles of Restatement of the Company
         -------
as filed with the State Department of Assessments and Taxation of the State of Maryland as amended through the date hereof.

        "Class D Common Stock" means the Class D Common Stock, par
         --------------------
value $1.00 per share, of the Company.

        "Company" has the meaning set forth in the first paragraph
         -------
of this Agreement.

        "Conversion Shares" means the shares of Class D Common
         -----------------
Stock issuable or issued upon conversion of the Preferred Stock pursuant to the terms of the Purchase Agreement and the Articles
Supplementary.

        "DTC" has the meaning set forth in Section 2.6(i) of this
         ---
Agreement.

        "Effectiveness Date" has the meaning set forth in
         ------------------
Section 2.1(a) of this Agreement.

        "Effectiveness Period" has the meaning set forth in
         --------------------
Section 2.1(a) of this Agreement.

        "Exchange Act" has the meaning set forth in Section 2.6(a)
         ------------
of this Agreement.

        "Exchange Shares" means the shares of Common Stock, par
         ---------------
value $1.00 per share, of the Company issuable or issued (x) in exchange for the Class D Common Stock pursuant to the terms of the Purchase Agreement and the Charter or (y) upon conversion of the Preferred Stock pursuant to the terms of the Purchase Agreement and the Articles Supplementary.

        "Filing Date" has the meaning set forth in Section 2.1(a)
         -----------
of this Agreement.

        "Holder" means any holder of a Registrable Security.
         ------

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                               -3-



        "Incidental Registration" has the meaning set forth in
         -----------------------
Section 2.2(a) of this Agreement.

        "Inspectors" has the meaning set forth in Section 2.6(n) of
         ----------
this Agreement.

        "NASD" has the meaning set forth in Section 2.7 of this
         ----
Agreement.

        "Person" means any individual, trustee, corporation,
         ------
partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

        "Preferred Stock" has the meaning set forth in the second
         ---------------
paragraph of this Agreement.

        "Prospectus" means the prospectus included in any
         ----------
Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        "Purchase Agreement" has the meaning set forth in the
         ------------------
second paragraph of this Agreement.

        "Purchaser" has the meaning set forth in the first
         ---------
paragraph of this Agreement.

        "Purchasers" has the meaning set forth in the first
         ----------
paragraph of this Agreement.

        "Registrable Securities" means the Preferred Stock, the
         ----------------------
Exchange Shares and any other securities issued or issuable with respect to the Preferred Stock or the Exchange Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that a security ceases to be a
                --------  -------
Registrable Security when it is no longer a Transfer Restricted Security. In determining the number of Registrable Securities outstanding at any time or whether the holders of the requisite number of Registrable Securities have taken any action hereunder and in calculating the number of Registrable Securities for all other purposes under this Agreement, each share of Preferred Stock

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                               -4-



shall be deemed to be equal to the number of Exchange Shares then deliverable upon (i) the conversion of such share of Preferred Stock into Conversion Shares in accordance with the Articles Supplementary and (ii) the exchange of such Conversion Shares in accordance with the Charter.

        "Registration Statement" means any registration statement
         ----------------------
of the Company that covers any of the Registrable Securities pursuant to the provisions of Section 2.1 of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        "Rule 144" means Rule 144 under the Securities Act, as such
         --------
Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

        "SEC" means the Securities and Exchange Commission.
         ---

        "Securities Act" means the Securities Act of 1933, as
         --------------
amended, and the rules and regulations of the SEC promulgated thereunder.

        "Transfer Restricted Security" means a share of Preferred
         ----------------------------
Stock or an Exchange Share until such share of Preferred Stock or Exchange Share, as the case may be, (i) has been effectively registered under the Securities Act and disposed of in accordance with a registration statement filed under the Securities Act covering it or (ii) is distributed to the public pursuant to Rule 144.

        "underwritten registration" or "underwritten offering"
         ----------------------------------------------------
means a registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

SECTION 2.  REGISTRATION RIGHTS
            -------------------

        2.1  Demand Registration Rights.  (a)  The Company
             --------------------------
covenants and agrees with each Holder of Registrable Securities that if on or after July 15, 1995, the Company receives a written request from Holders of not less than 33 1/3% of the then outstanding Registrable Securities, then within thirty (30) days after receipt of such notice (the 30th day after such notice, the

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                               -5-



"Filing Date") the Company shall use its best efforts to file a Registration Statement and cause such Registration Statement to become effective under the Securities Act at the earliest possible date after such notice (such date, the "Effectiveness Date") with respect to the offering and sale or other disposition of such Registrable Securities as such Holders desire to have covered by such Registration Statement; provided, however, that the Company
                             --------  -------
shall not be obligated to file any other Registration Statement or cause any such other Registration Statement to become effective, pursuant to this Section 2.1(a), (i) for a period of 360 days following the Filing Date of a Registration Statement filed pursuant to this Section 2.1(a), (ii) for a period of 180 days following the effective date of a Registration Statement covering not less than 25% of the then outstanding Registrable Securities, which Registrable Securities have been included in such registration pursuant to Section 2.2 hereof, (iii) for a period of 90 days following the filing of a public offering of common stock by the Company, (iv) for a period of up to 90 days if such filing would require disclosure of bona fide confidential information relating to an acquisition or disposition of material assets then in progress or (v) which would cover less than 1,000,000 Registrable Securities (or if the number of Registrable Securities then outstanding is less than 1,000,000, which would cover less than the aggregate amount of Registrable Securities then outstanding). The Company shall use its best efforts to continuously maintain the effectiveness of such Registration Statement until the earlier of (i) 270 days after the effective date of the Registration Statement or (ii) the consummation of the distribution by the Holders of all of the Registrable Securities covered by such Registration Statement (the "Effectiveness Period"). The Company shall not include any securities other than the Registrable Securities in any such Registration Statement pursuant to any "piggyback" or similar registration rights granted by the Company without the consent of the Holders of a majority of the Registrable Securities to be covered by such Registration Statement, other than "piggyback" registration rights provided for in the Registration Rights Agreement between the Company and the Selling Shareholders as defined therein dated November 30, 1993 (the "1993 Registration Rights Agreement") as in effect on June 5, 1994. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to comply with more than three requests for registration pursuant to this Section 2.1. Each notice to the Company requesting registration to be effected shall set forth (1) the number of shares of Preferred Stock and the number of Exchange Shares to be included; (2) the name of the Holders of the Registrable Securities and the amount to be sold; and (3) the proposed manner of sale. Within 10 (ten) days after receipt of such notice, the Company shall notify each Holder of Registrable Securities who is not a party to the written notice served on the Company (or the transferee(s) of such Holder) and

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                               -6-



offer to them the opportunity to include their Registrable Securities in such registration. A Registration Statement will not count as complying with the terms hereof unless it is declared effective by the SEC and remains continuously effective for the Effectiveness Period, provided that a Registration Statement which
                      --------
does not become effective after the Company has filed it solely by reason of the refusal to proceed of the Holders of Registrable Securities requesting the registration shall not be deemed to have been effected by the Company at the request of such Holders but the Holders of Registrable Securities covered by such Registration Statement shall reimburse the Company for 50% of the out-of-pocket costs paid by the Company in the performance of its obligations hereunder in respect of such Registration Statement.

        (b) Each Holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 180-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

        (c) The foregoing provisions of Section 2.1(b) shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall
                    --------  -------
undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any applicable class of Registrable Securities commencing on the date of sale of such applicable class of Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

        2.2  Incidental Registration.  (a)  If the Company at any
             -----------------------
time before the third anniversary of this Agreement proposes to register any of its securities under the Act (other than a registration on Form S-4 or S-8 or any successor form thereto), whether or not for sale for its own account, and the registration form to be used therefor may be used for the registration of Registrable Securities, it will each such time give prompt written notice to all Holders of Registrable Securities of the Company's intention to do so and, upon the written request of any such Holder to the Company made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method

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                               -7-



of disposition thereof), the Company will use its best efforts to effect the registration (an "Incidental Registration") under the Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided, however,
                                              --------  -------
that at any time prior to the first anniversary of this Agreement the Company will not be obligated under this Section 2.2(a) to include Registrable Securities in any registration of securities of the Company which is solely on behalf of the holders of such securities and which is being conducted pursuant to registration rights agreements with such holders in existence on the date of the Purchase Agreement.

        (b) Subject to Section 2.2(c), if an Incidental Registration is an underwritten registration, and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell for its own account in such registration, (ii) second, the Registrable Securities requested to be included in such registration and the securities entitled to participate in such registration pursuant to the terms of the 1993 Registration Rights Agreement as in effect on June 5, 1994, pro rata among the Holders of such Registrable Securities and the beneficiaries of the "piggyback" registration rights contained in the 1993 Registration Rights Agreement as in effect on June 5, 1994 on the basis of the number of shares owned by each such Holder and such beneficiaries and (iii) third, other securities requested to be included in such registration.

        (c)Notwithstanding Section 2.2(b), if an Incidental Registration is an underwritten secondary registration solely on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by each such Holder, and (iii) third, other securities requested to be included in such registration.

        2.3  Supplements and Amendments.  If a Registration
             --------------------------
Statement ceases to be effective for any reason at any time during the period for which it is required to be effective under this Agreement, the Company shall use its best efforts to obtain the

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                               -8-



prompt withdrawal of any order suspending the effectiveness thereof and shall in connection therewith promptly supplement and amend any such Registration Statement in a manner reasonably and in good faith expected to obtain the withdrawal of the order suspending the effectiveness thereof, and the Company shall use its best efforts to cause any such Registration Statement to be declared effective as soon as practicable after such amendment or supplement and to keep such Registration Statement continuously effective for a period equal to the period for which it is required to be effective under this Agreement less the aggregate number of days during which any predecessor Registration Statement was previously effective.

        The Company shall supplement and amend a Registration Statement if required by the rules, regulations or instructions applicable to the applicable registration form for such Registration Statement, if required by the Securities Act or the SEC, or if reasonably requested by the Holders of a majority of the Registrable Securities covered by such Registration Statement or by any underwriter of the Registrable Securities.

        2.4  Restrictions on Public Sale by the Company and Others.
             -----------------------------------------------------
The Company agrees (i) that it shall not, and that it shall not cause or permit any of its subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities) (except for any securities that may be issued to the holders of the Preferred Stock pursuant to the Articles Supplementary, the holders of Class D Common Stock pursuant to the Charter and the holders of the Company's Series A Preferred Stock, and except for securities issued to officers, directors and/or employees of the Company or its subsidiaries pursuant to options or agreements entered into with such officers, directors and/or employees in connection with their employment or pursuant to the Company's stock option, stock bonus and other stock plans and arrangements for officers, directors and employees) during the 15-day period prior to, and during the 180-day period beginning on, the commencement of any underwritten offering of Registrable Securities which has been scheduled prior to the Company or any of its subsidiaries publicly announcing its intention to effect any such public sale or distribution; (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company (or, if applicable, any subsidiary of the Company) issues or agrees to issue any securities which have registration rights shall contain (x) a provision under which the holders of such securities agree, in the event of an underwritten offering of Registrable Securities, not to effect any public sale or distribution of any securities of the same class as any of the Registrable Securities (or any securities convertible into or

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                               -9-



exchangeable or exercisable for any such securities), or any option or other right for such securities, during the periods described in clause (i) of this Section 2.4, in each case including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in effect) and (y) a provision that effects, upon notice given pursuant to Section 2.1 hereof to the Company that an underwritten offering of Registrable Securities is to be undertaken, the lapse of any demand registration rights with respect to any securities of the Company (or, if applicable, of any subsidiary of the Company) until the expiration of 180 days after the date of the completion of any such underwritten offering;
(iii) that the Company (and, if applicable, each subsidiary of the Company) will not after the date hereof enter into any agreement or contract wherein the holders of any securities of the Company or of any subsidiary of the Company issued or to be issued are granted any "piggyback" registration rights with respect to any registration effected pursuant to Section 2.1 hereof, and (iv) that the Company (and, if applicable, each subsidiary of the Company) will not after the date hereof enter into any agreement or contract wherein the exercise by any Holder of its right to an Incidental Registration hereunder would result in a breach thereof or a default thereunder or would otherwise conflict with any provision thereof.

        2.5  Underwritten Registrations.  If any of the Registrable
             --------------------------
Securities covered by a Registration Statement filed pursuant to
Section 2.1 are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities covered by such Registration Statement and will be reasonably acceptable to the Company. If the managing underwriter or underwriters advise the Company and the Holders in writing that in the opinion of such underwriter or underwriters the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of securities that can be sold in such offering, there shall be included in such underwritten offering the amount of Registrable Securities which in the opinion of such underwriter or underwriters can be sold, and such amount shall be allocated pro rata among the
                                                --------
Holders of Registrable Securities on the basis of the number of Registrable Securities requested to be included by each such Holder and all Holders. The Holders of Registrable Securities sold in any such offering shall pay all underwriting discounts and commissions of the underwriter or underwriters pro rata; provided, however,
                                   --------  --------  -------
that this Section 2.5 shall not relieve the Company of its obligations under Section 2.7 hereof.

        No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided

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                               -10-



in any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        2.6  Registration Procedures.  In connection with any
             -----------------------
Registration Statement, the Company shall effect such registrations to permit the offering and sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

        (a) Prepare and file with the SEC as soon as practicable each such Registration Statement and cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration
        --------  -------
Statement or any Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that would be incorporated therein by reference), the Company shall afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter or underwriters, if any, an opportunity to review copies of all such documents proposed to be filed a reasonable time prior to the proposed filing thereof and the Company shall give reasonable consideration in good faith to any comments of such Holders, counsel and underwriters; provided
                                                        --------
that the Company may discontinue any registration of its securities giving rise to registration rights pursuant to Section 2.2 hereof at any time prior to the effective date of the registration statement relating thereto. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object in writing.

        (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities

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                               -11-



covered by such Registration Statement as so amended or in such prospectus as so supplemented.

        (c) Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly, and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by
Section 2.6(m) below, to the knowledge of the Company, cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or (B) the initiation or threatening of any proceeding for such purpose,
(v) of the happening of any event, the existence of any condition or information becoming known to the Company that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

        (d) Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

        (e) If requested by the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwriting offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Holders reasonably request to be included therein to comply with applicable law and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

        (f) Furnish to each Holder of Registrable Securities who so requests and to counsel for the Holders of Registrable Securities and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

        (g) Deliver to each Holder of Registrable Securities, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request but only for so long as the Company is required to keep such registration statement effective; and, subject to the last paragraph of this Section 2.6, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

        (h) Prior to any offering of Registrable Securities, to use its best efforts to register or qualify, and cooperate with the Holders of Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as may be required to permit the resale thereof by the Holders of Registrable Securities, or as the managing underwriter or underwriters reasonably request in writing;

provided, however, that where Registrable Securities are offered
- - --------  -------
other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 2.6(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be effective hereunder and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be
                 --------  -------
required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any jurisdiction where it is not then so subject.

        (i) Cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

        (j) Use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of the Registration Statement and the granting of such approvals.

        (k)  Upon the occurrence of any event contemplated by
Section 2.6(c)(v) or 2.6(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 2.6(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will otherwise comply with law.

        (l) Prior to the effective date of a Registration Statement, (i) provide the registrar for the Preferred Stock and the Exchange Shares or such other Registrable Securities with printed certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities.

        (m) Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection, (i) make such representations and warranties to the underwriter or underwriters, with respect to the business of the Company and the subsidiaries of the Company, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested;
(ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters), addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings with respect to secondary distributions and such other matters as may be reasonably requested by underwriters;
(iii) use its best efforts to obtain "cold comfort" letters and updates thereof (which letters and updates shall be reasonably satisfactory in form, scope and substance to the managing underwriter or underwriters) from the independent certified public accountants of the Company (and, if applicable, the subsidiaries of the Company) and, to the extent reasonably practicable, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 3 hereof (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

        (n) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such representative of the Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided,
                                                          --------
however, that any information that is designated in writing by the
- - -------
Company, in good faith, as confidential at the time of delivery of such information, shall be kept confidential by such Inspector and not used by such Inspector for any purpose other than in connection with such Inspector's review of the Registration Statement for such registration except to the extent (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the written opinion of counsel to such Inspector (a copy of which is furnished to the Company), is necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, (iii) disclosure of such information is in the written opinion of counsel for any such Inspector (a copy of which is furnished to the Company), necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder, or (iv) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector; without limiting the foregoing, no such information shall be used by such Inspector as the basis for any market transactions in securities of the Company or the subsidiaries of the Company in violation of applicable law. Each selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or of any of its Affiliates unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company, at the

Company's expense, to undertake appropriate action to prevent disclosure of the information deemed confidential.

        (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods.

        (p)  Use its best efforts to cause all Registrable
Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

        Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish promptly to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

        Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(c)(ii), 2.6(c)(iv), 2.6(c)(v), or 2.6(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.6(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 2.6(k) or (y) the Advice.

        2.7   Registration Expenses.  All fees and expenses
              ---------------------
incident to the performance of or compliance with the provisions of
Section 2 of this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the National Association of Securities Dealers Inc. (the "NASD") in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriter or underwriters in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 2.6(h)),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or, in respect of Registrable Securities, by the Holders of a majority of Registrable Securities included in any Registration Statement), (iii) reasonable fees and disbursements of all independent certified public accountants referred to in
Section 2.6(m)(iii) (including, without limitation, the reasonable expenses of any special audit and "cold comfort" letters required by or incident to such performance), (iv) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Schedule E to the By-laws of the NASD, (v) liability insurance under the Securities Act, if the Company so desires such insurance, (vi) fees and expenses of all attorneys, advisors, appraisers and other persons retained by the Company or any subsidiary of the Company,
(vii) internal expenses of the Company and the subsidiaries of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company and the subsidiaries of the Company performing legal or accounting duties), (viii) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (x) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

        In connection with any Registration Statement hereunder or any amendment thereto, the Company shall reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable out-of-pocket expenses of such Holders incurred in connection therewith including, without limitation, the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel) chosen by the Holders of a majority of the Registrable Securities to be included in such Registration Statement.

        2.8  Rule 144.  The Company covenants that it will file the
             --------
reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the reasonable request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements.

SECTION 3.  INDEMNIFICATION
            ---------------

        3.1  Indemnification by the Company.  The Company agrees to
             ------------------------------
indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several, to which such Holder or controlling Person may become subject, under the Securities Act or otherwise, caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any amendment or supplement thereto or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable insofar as
- - --------  -------
such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Holder expressly for use therein; and provided further, that
                                             -------- -------
the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the seller of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, or liability after the Company had furnished such seller with a sufficient number of copies of the same or if the seller received written notice from the Company of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (A) an amended or supplemented Prospectus
                       -
which completely corrected such untrue statement or omission or
(B) a notice from the Company that the use of the existing
 -
Prospectus may be resumed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any Person controlling such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

        3.2   Indemnification by Holder of Registrable Securities.
              ---------------------------------------------------
Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Company's directors, the Company's officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Holder set forth in Section 3.1, but only with reference to, and in conformity with, information relating to such Holder furnished in writing by such Holder expressly for use in a Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or Person controlling the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and shall survive the transfer of such securities by such Holder.

        3.3  Conduct of Indemnification Proceeding.  In case any
             -------------------------------------
proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either Section 3.1 or Section 3.2, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than as provided above. In case any such proceeding is instituted against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to retain counsel satisfactory to such indemnified party to defend against such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has not retained counsel to defend such proceeding. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Holders of a majority of the Registrable Securities included in such Registration Statement in the case of parties indemnified pursuant to Section 3.1 and by the Company in the case of parties indemnified pursuant to Section 3.2. All fees and expenses which an indemnified party is entitled to receive from an indemnifying party under this Section 3 shall be reimbursed as they are incurred. No indemnifying party shall, without prior written consent of the indemnified party (which shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

        3.4  Contribution.  If the indemnification provided for in
             ------------
Section 3.1 or Section 3.2 is unavailable as a matter of law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under either such Section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holders of Registrable Securities covered by the Registration Statement in question on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, or by the Holders of Registrable Securities covered by the Registration Statement in question and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph of this Section 3.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        3.5  Other Indemnities.  The obligations of the Company and
             -----------------
of each of the Holders under this Section 3 shall be in addition to any liability which the Company or which any of the Holders may otherwise have.

SECTION 4.  MISCELLANEOUS
            -------------

        4.1  Remedies.  In the event of a breach by the Company of
             --------
any of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

        4.2  No Inconsistent Agreements.  The Company shall not,
             --------------------------
after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company will not enter into any agreement with respect to any of its securities which will grant to any Person "piggyback" rights with respect to any Registration Statement filed pursuant to
Section 2.1 of this Agreement.

        4.3  Amendments and Waivers.  The provisions of this
             ----------------------
Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the prior written consent of Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that
                                         --------  -------
the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. The last sentence of the definition of Registrable Securities and this Section 4.3 may not be amended, modified or supplemented, and waivers or consents to departures therefrom may not be given at any time.

        4.4  Notices.  All notices and other communications
             -------
provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

        (i) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 4.4, which address initially is, with respect to each Holder, the address set forth on the signature page attached hereto; and

        (ii) if to the Company, 1211 Avenue of the Americas, New
   York, New York 10036, Attention:  Corporate Secretary,
   Telecopier No. (212) 444-4696  with a copy to Debevoise &
   Plimpton, 875 Third Avenue, New York, New York 10022,
   Attention:  Meredith M. Brown, Esq., Telecopier No. (212)
   909-6836.

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

        4.5  Successors and Assigns.  This Agreement shall inure to
             ----------------------
the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

        4.6  Counterparts.  This Agreement may be executed in any
             ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

        4.7  Headings.  The headings in this Agreement are for
             --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        4.8  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY
             -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

        4.9  Severability.  If any term, provision, covenant or
             ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        4.10  Entire Agreement.  This Agreement, together with the
              ----------------
Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

        4.11  Attorneys' Fees.  As between the parties to this
              ---------------
Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

        4.12  Securities Held by the Company or Its Subsidiaries.
              --------------------------------------------------
Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or by any of its Subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                             ALEXANDER & ALEXANDER SERVICES INC.


                             By: /s/ R.A. Kershaw
                                 --------------------------------
                                 Name:  R.A. Kershaw
                                 Title: Vice President & Treasurer


                             Address:

                             1211 Avenue of the Americas
                             44th Floor
                             New York, New York  10036
                             Telecopy No. (212) 444-4696
                             Attention:  Corporate Secretary

                             AMERICAN HOME ASSURANCE COMPANY



                             By: /s/ Edward E. Matthews
                                 ------------------------------
                                 Name:  Edward E. Matthews
                                 Title: Senior Vice President -
                                 Finance


                             Address:

                             70 Pine Street
                             New York, New York 10270
                             Telephone No. (212) 770-7000
                             Attention: Corporate Secretary

                             COMMERCE AND INDUSTRY INSURANCE
                             COMPANY



                             By: /s/ Edward E. Matthews
                                 ------------------------------
                                 Name:  Edward E. Matthews
                                 Title: Senior Vice President -
                                 Finance


                             Address:

                             70 Pine Street
                             New York, New York 10270
                             Telephone No. (212) 770-7000
                             Attention: Corporate Secretary

                             THE INSURANCE COMPANY OF THE STATE OF
                             PENNSYLVANIA



                             By: /s/ Edward E. Matthews
                                 ------------------------------
                                 Name:  Edward E. Matthews
                                 Title: Senior Vice President -
                                           Finance


                             Address:

                             70 Pine Street
                             New York, New York 10270
                             Telephone No. (212) 770-7000
                             Attention: Corporate Secretary